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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 10, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

        On September 10, 2004, Apartment Investment and Management Company ("Aimco") issued a press release concerning its preliminary assessment of the damage caused by Hurricane Frances, which affected at least 70 Aimco apartment properties in Florida and one in North Carolina. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits

          The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release dated September 10, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: September 13, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

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  ITEM 8.01. Other Events.
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE